                               GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT, dated as of September 27, 2002 (the "GUARANTY AGREEMENT"), is made by TE PRODUCTS PIPELINE COMPANY, LIMITED PARTNERSHIP, a Delaware limited partnership ("TEPPCO"), and MARATHON ASHLAND PETROLEUM LLC, a Delaware limited liability company ("MAP" and together with TEPPCO, the "SPECIAL GUARANTORS"), in favor of the holders from time to time of the Notes issued under the below-described Note Agreements.

      WHEREAS, Centennial Pipeline LLC, a Delaware limited liability company (the "COMPANY") and The Prudential Insurance Company of America ("PRUDENTIAL") have entered into (i) a Revolving Note Agreement dated as of May 4, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "REVOLVING NOTE AGREEMENT"), pursuant to which the Company sold and Prudential purchased (in each case subject to the terms and conditions set forth therein) $10,000,000 aggregate principal amount outstanding from time to time of the Company's senior floating rate revolving notes (together with any notes issued in substitution or exchange therefor pursuant to the terms of the Revolving Note Agreement, the "REVOLVING NOTES"), and (ii) a Master Shelf Agreement dated as of May 4, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "SHELF AGREEMENT" and together with the Revolving Note Agreement, the "NOTE AGREEMENTS"), pursuant to which the Company has sold and may from time to time hereafter sell and Prudential and/or one or more Prudential Affiliates or Identified Purchasers (each as defined in the Shelf Agreement) has purchased and may from time to time hereafter purchase (in each case subject to the terms and conditions set forth therein) senior fixed rate term notes of the Company in an aggregate principal amount not to exceed $140,000,000 (together with any notes issued in substitution or exchange therefor pursuant to the terms of the Shelf Agreement, the "TERM NOTES" and together with the Revolving Notes, the "NOTES");

      WHEREAS, pursuant to the conditions of the Note Agreements, Panhandle Eastern Pipe Line Company, a Delaware corporation ("PEPL"), TEPPCO and MAP entered into, as guarantors thereunder, the Guaranty Agreement dated as of May 4, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "ORIGINAL GUARANTY"), in favor of the holders from time to time of the Notes issued under the Note Agreements;

      WHEREAS, (i) a Sponsor Default Event (as defined in the Original Guaranty) has occurred with respect to PEPL, (ii) the Required Holder(s) (as defined in the Note Agreements) have requested PEPL to provide Acceptable Credit Support (as defined in the Original Guaranty) as provided by the terms of the Original Guaranty, (iii) PEPL has not provided any part of such required Acceptable Credit Support, and (iv) the Special Guarantors have elected, pursuant to, and for the purposes provided in, Section 12(c)(ii)(B) of the Original Guaranty and subject to the terms of this Guaranty

Agreement, to provide Acceptable Credit Support by executing and delivering this Guaranty Agreement;

      NOW THEREFORE, in consideration of, and in reliance on, the premises and the terms and agreements herein contained, and for other good and valuable consideration and reasonably equivalent value, each of the Special Guarantors hereby covenants and agrees with, and represents and warrants to each holder of Notes as follows:

1. DEFINED TERMS. All capitalized terms used herein, unless specifically otherwise defined, shall have the meanings ascribed to them in, or by, the Original Guaranty. In addition, the terms defined in the introductory paragraph and recitals of this Guaranty Agreement shall have the respective meanings specified therein, and the following terms shall have the meanings specified with respect thereto below:

                  "SPECIAL PEPL EVENT DATE" shall mean the initial date that occurs on or after the effective date of this Guaranty Agreement on which PEPL (which term "PEPL", for the avoidance of doubt, includes any successor to PEPL or any assignee or transferee of PEPL's interest in the Company) possesses both a senior unsecured long-term debt rating of BBB- or better from S&P and a senior unsecured long-term debt rating of Baa3 or better from Moody's.

                  "SPECIAL PRO RATA PORTION" shall mean, as to each Special
            Guarantor and with respect to any of the Special Guaranteed Obligations, fifty percent (50%) of PEPL's Pro Rata Portion of the Guaranteed Obligations under the Original Guaranty.

2. THE GUARANTY. Each of the Special Guarantors hereby irrevocably, unconditionally and severally (but not jointly) guarantees to each holder from time to time of any of the Notes, such Special Guarantor's respective Special Pro Rata Portion of (i) the due and punctual payment in full of the principal of, Yield-Maintenance Amount or Breakage Cost Obligations, if any, interest and all other amounts due under the Notes from time to time outstanding, when and as the same shall become due and payable, whether at stated maturity or by required or optional prepayment or purchase, by acceleration or otherwise (including interest due on overdue payments of principal, Yield-Maintenance Amount or Breakage Cost Obligations, if any, or interest at the rate set forth in the Notes or any other amounts due thereunder) which may become due under the terms and provisions of the Notes or the Note Agreements, and (ii) the full and prompt payment of all other obligations and liabilities of the Company under the Note Agreements or under any other Shelf Documents or Revolving Note Documents (collectively, the "NOTE DOCUMENTS") (all such obligations, covenants, conditions and agreements described in the foregoing clauses
      (i) and (ii) being hereinafter collectively referred to as the "SPECIAL GUARANTEED OBLIGATIONS"); provided, however, that the amount of Special Guaranteed Obligations owed at any time shall be reduced, pro tanto, by the aggregate amount indefeasibly paid in cash by, or on behalf of, PEPL in respect of its Pro Rata Portion of the Guaranteed Obligations. The guaranty in the preceding sentence is an absolute, present and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company, PEPL or any other guarantor of the Notes or upon any other action, occurrence or circumstance whatsoever; provided, however, in no event shall amounts paid by the Special Guarantors in respect of the Special Guaranteed Obligations be paid in duplication of amounts otherwise indefeasibly paid in cash by or on behalf of PEPL in respect of the Guaranteed Obligations, and if any such duplicative payment is made by a Special Guarantor, then upon written notice thereof to the holders of Notes from such Special Guarantor, which notice sets forth the amount of such overpayment, the holders of Notes shall as soon as reasonably practicable thereafter refund the amount thereof as directed in such written notice. In the event that the Company shall fail so to pay any of such Special Guaranteed Obligations, each of the Special Guarantors severally (but not jointly) agrees to pay its respective Special Pro Rata Portion of the same when due to the holders of the Notes entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Note Agreements. Each default in payment of principal of, Yield-Maintenance Amount or Breakage Cost Obligations, if any, or interest or any other amounts due on any Note shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. Each of the Special Guarantors hereby agrees that the Notes issued in connection with the Note Agreements may make reference to this guaranty.

      Each of the Special Guarantors hereby agrees to pay and to indemnify and save the holders of the Notes harmless from and against any damage, loss, cost or expense (including attorneys' fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (i) any breach by such Special Guarantor or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes, the Note Agreements or any other Note Document, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes, the Note Agreements or any other Note Document.

3. OBLIGATIONS ABSOLUTE. The obligations of each of the Special Guarantors hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes, the Note Agreements or any other Note Documents, shall not be subject to any counterclaim, setoff, deduction or defense (other than indefeasible payment and if indefeasibly paid, payments made by, or on behalf of, PEPL in respect of its Pro Rata Portion of the Guaranteed Obligations) based upon any claim such Special Guarantor may have against the Company or any holder of the Notes or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not such Special Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification of or supplement to the Note Agreements, the Notes or any other instrument referred to therein (except that the obligations of such Special Guarantor hereunder shall apply to the Note Agreements, the Notes or such other instruments as so amended, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes, (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or in respect of the Note Agreements or any other Note Document; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of such Special Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of such Special Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with such Special Guarantor; or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Special Guarantors covenants that, unless released in accordance with
      Section 13 hereof, its obligations hereunder will not be discharged except by payment in full of all of the Special Guaranteed Obligations.

4. WAIVER. Each of the Special Guarantors unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due under the Notes, the Note Agreements or any other Note Document, and of any of the matters referred to in Section 3 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of each holder from time to time of the Notes against such Special Guarantor, including, without limitation, presentment to or demand for payment from the Company or such Special Guarantor with respect to any Note, notice to the Company or to such Special Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (c) any right to the enforcement, assertion or exercise by any holder of the Notes of any right, power or remedy conferred in this Guaranty Agreement, the Note Agreements, the Notes or any other Note Document, (d) any requirement or diligence on the part of any holder of the Notes and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of such Special Guarantor or which might otherwise operate as a discharge of such Special Guarantor.

5. OBLIGATIONS UNIMPAIRED. Each of the Special Guarantors authorizes the holders of the Notes, without notice or demand to such Special Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Note Agreements or any other instrument referred to therein, (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security, (c) to apply any such security and to direct the order or manner of sale thereof as the holders of the Notes in their sole discretion may determine, (d) to obtain additional or substitute endorsers or guarantors,
      (e) to exercise or refrain from exercising any rights against the Company and others, and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, Yield-Maintenance Amount or Breakage Cost Obligations, if any, or interest or any other amounts due on the Notes and any other Special Guaranteed Obligation hereunder. Each of the Special Guarantors waives any right to require the holders of the Notes to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, such Special Guarantor or any other person or to pursue any other remedy available to such holders.

6. SUBROGATION. Each of the Special Guarantors agrees that it will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes, the Note Agreements and any other Note Document at the time of such Special Guarantor's exercise of any such right shall have been performed, observed or paid in full.

7. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time, prior to the Guaranty Termination Date, payment, in whole or in part, of any of the sums due to any holder of the Notes for principal of, Yield-Maintenance Amount or Breakage Cost Obligations, if any, or interest on the Notes or any of the other Special Guaranteed Obligations is rescinded or must otherwise be restored or returned by such holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made; provided, however, if subsequent to such rescission, restoration or return but prior to the date a Special Guarantor is obligated to make a payment hereunder as a result of any such rescission, restoration or return this Guaranty Agreement terminates as a result of the occurrence of the Special PEPL Event Date, then from and after that date, this Guaranty Agreement shall no longer be deemed to continue be effective or reinstated, as the case may be, and for the avoidance of doubt, any such post-rescission, restoration or return payment obligation of a Special Guarantor shall be cancelled. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of any holder of a Note to receive any payment under any Note shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, each of the Special Guarantors agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of the Note Agreements, and such Special Guarantor shall forthwith pay such accelerated principal amount, accrued interest and Yield-Maintenance Amount or Breakage Cost Obligations, if any, or any other amounts due thereon and any other amounts guaranteed hereunder.

8. PAYMENTS. Each of the Special Guarantors hereby severally (but not jointly) guarantees that its respective Special Pro Rata Portion of the Special Guaranteed Obligations will be paid to each holder of the Notes in lawful currency of the United States of America and in immediately available funds, at the times and places provided in, and otherwise strictly in accordance with the terms and provisions of, the Note Agreements and the Notes (regardless of any law, regulation or decree now or hereafter in effect which might in any manner affect the Special Guaranteed Obligations, or the rights of any such holder with respect thereto as against the Company or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Company of any or all of the Special Guaranteed Obligations), without set-off or counterclaim and free and clear of, and without reduction for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions, withholdings now or hereafter imposed, levied, collected withheld or assessed by any country (or by any political subdivision or taxing authority thereof or therein) excluding income and franchise taxes of the United States of America or any political subdivision, state or taxing authority thereof or therein (including Puerto Rico) (such non-excluded taxes being called "FOREIGN TAXES"). If any Foreign Taxes are required to be withheld from any amount payable to any such holder under this Guaranty Agreement or under the Notes, the amounts so payable to such holder shall be increased to the extent necessary to yield to such holder (after payment of all Foreign Taxes) interest or any such other amounts at the rates or in the amounts specified in the Note Agreements and the Notes.

9. RANK OF GUARANTY. Each of the Special Guarantors agrees that its obligations under this Guaranty Agreement shall rank at least pari passu with all other unsecured senior obligations of such Special Guarantor now or hereafter existing.

10.   [SECTION INTENTIONALLY LEFT BLANK]

11.   REPRESENTATIONS AND WARRANTIES OF THE SPECIAL GUARANTORS.

      Each of the Special Guarantors represents and warrants as follows:

            (a) Organization, Good Standing and Location. Such Special Guarantor (and in the case of TEPPCO, its general partner) is (i) a corporation, limited partnership or limited liability company (as applicable) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate, limited partnership or limited liability company (as applicable) power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. Such Special Guarantor has the requisite corporate, limited partnership or limited liability company (as applicable) power to enter into and perform its obligations under this Guaranty Agreement.

            (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement has been duly authorized by all necessary corporate, partnership or limited liability company (as applicable) action on the part of such Special Guarantor (and in the case of TEPPCO, its general partner). The Guaranty Agreement has been duly and validly executed and delivered and constitutes the legal, valid and binding obligation of such Special Guarantor, enforceable against it in accordance with its terms.

            (c) Actions Pending. There is no action, suit, investigation or proceeding pending or, to the knowledge of such Special Guarantor (or, in the case of TEPPCO, to the knowledge of its general partner), threatened against such Special Guarantor or any of its Subsidiaries, or any properties or rights of such Special Guarantor or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body which could reasonably be expected to have a Material Adverse Effect.

            (d) Conflicting Agreements and Other Matters. Neither such Special Guarantor nor any of its Subsidiaries is a party to or otherwise subject to any contract or agreement or subject to any charter, limited partnership agreement, limited liability company agreement, other organizational document or other corporate, limited partnership or limited liability company (as applicable) restriction which could reasonably be expected to have a Material Adverse Effect. Neither the execution nor delivery of this Guaranty Agreement, nor fulfillment of nor compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of such Special Guarantor or any of its Subsidiaries pursuant to, the charter, bylaws, limited partnership agreement, limited liability company agreement, regulations or other organizational documents of such Special Guarantor or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders, partners or members), instrument, order, judgment, decree, statute, law, rule or regulation to which such Special Guarantor or any of its Subsidiaries is subject. Neither such Special Guarantor nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of such Special Guarantor or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter, limited partnership agreement, limited liability company agreement or other organizational documents) which limits the amount of, or otherwise imposes restrictions on the incurring of, Indebtedness of such Special Guarantor represented by this Guaranty Agreement.

            (e) Governmental Consent. Neither the nature of such Special Guarantor or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between such Special Guarantor or any Subsidiary and any other Person, nor any circumstance in connection with the execution and delivery of this Guaranty Agreement is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (other than routine filings after the date of closing with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Guaranty Agreement or fulfillment of or compliance with the terms and provisions hereof.

            (f) Disclosure. This Guaranty Agreement, together with each other document, certificate or statement furnished to any holder of Notes by or on behalf of such Special Guarantor in connection herewith, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to such Special Guarantor or any of its Subsidiaries (and not applicable to the oil and gas industry generally) which materially adversely affects or in the future may (so far as such Special Guarantor can now foresee) materially adversely affect the business, property or assets, financial condition or operations of such Special Guarantor and its Subsidiaries and which has not been set forth in this Guaranty Agreement or in the other documents, certificates and statements furnished to the holders of Notes by or on behalf of such Special Guarantor prior to the date hereof in connection with the transactions contemplated hereby.

12.   [SECTION INTENTIONALLY LEFT BLANK]

13. TERMINATION AND RELEASE. Subject to the provisions of Section 7, and except to the extent that any Special Guarantor's obligations arising hereunder prior to such time have not been fulfilled, this Guaranty Agreement shall terminate and each of the Special Guarantors shall be absolutely, unconditionally and irrevocably released and discharged of any and all obligations hereunder on (i) the Guaranty Termination Date, (ii) indefeasible payment in full of the Special Guaranteed Obligations and the termination of the Facility and the Commitment or (iii) the Special PEPL Event Date, whichever of the preceding events shall first occur.

14.   [SECTION INTENTIONALLY LEFT BLANK]

15. NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such communication shall become effective when received, addressed in the following manner: (a) if to TEPPCO, to it at 2929 Allen Parkway, Suite 3200, Houston, TX 77019, Attention: Chief Executive Officer, (b) if to MAP, to it at 539 South Main Street, Findlay, OH 45840,
      Attention: Treasurer or (c) if to any holder of a Note, to the respective addresses set forth in the Purchaser Schedules to the Note Agreements; provided, however, that any such addressee may change its address for communications by notice given as aforesaid to the other parties hereto.

16. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

17. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

18. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of each of the Special Guarantors and the holders of the Notes from time to time and their respective permitted successors, transferees and assigns.

19. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

20. TERM OF GUARANTY AGREEMENT. Except if released in accordance with Section 13 hereof, the Guaranty Agreement and all guarantees, covenants and agreements of each of the Special Guarantors contained herein shall continue in full force and effect and shall not be discharged until such time as all of the Special Guaranteed Obligations shall be paid or otherwise discharged in full.

21. SURVIVAL. All warranties, representations and covenants made by each of the Special Guarantors herein or in any certificate or other instrument delivered by such Special Guarantor or on such Special Guarantor's behalf under this Guaranty Agreement shall be considered to have been relied upon by the holders of the Notes and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by the holder of the Notes or on their behalf.

22. FURTHER ASSURANCES. Each of the Special Guarantors hereby agrees to execute and deliver all such instruments and take all such action as the holders of the Notes may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

23. GOVERNING LAW. This Guaranty Agreement shall be governed by, construed and enforced in all respects in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to principles of conflicts of laws.

24. SUBMISSION TO JURISDICTION. Each of the Special Guarantors hereby irrevocably submits itself to the nonexclusive jurisdiction of the Supreme Court of the State of New York, New York County, of the United States of America and to the jurisdiction of the United States District Court for the Southern District of New York, for the purpose of any suit, action or other proceeding arising out of, or relating to, this Guaranty Agreement or the subject matter hereof, and hereby waives, and agrees not to assert, by way of motion, as a defense or otherwise, in any such suit, action or proceedings, (i) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason whatsoever, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper and (ii) any right which it may have to a trial by a jury. Any and all service of process and any other notice in any such action, suit or proceeding shall be effective against such parties if given by registered or certified mail, return receipt requested, or by any other means or mail which requires a signed receipt, postage prepaid, mailed to such parties as herein provided in Section 15.

25. FACSIMILE TRANSMISSION; COUNTERPARTS. This Guaranty Agreement may be executed and delivered by facsimile transmission, and may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

26. ADDITIONAL TERMS AND CONDITIONS OF THIS GUARANTY AGREEMENT. In addition to the other terms and conditions of this Guaranty Agreement, the execution, delivery and performance by the Special Guarantors of their respective obligations hereunder are made subject to, and in reliance on, and the holders of the Notes accept this Guaranty Agreement on, the agreements and statements set forth as follows:

            (a) this Guaranty Agreement constitutes Acceptable Credit Support for purposes of curing the Sponsor Default Event with respect to PEPL described in the recitals to this Guaranty Agreement; and

            (b) so long as this Guaranty Agreement shall be in full force and effect and valid and binding upon each of the Special Guarantors (and so long as no Special Guarantor shall have asserted otherwise in writing), no other Sponsor Default Event and no Event of Default shall arise or be deemed to have arisen based upon (i) any action taken or omitted to be taken by PEPL under any Note Document, including, but without limitation, the failure of PEPL to pay in whole or part, timely, or otherwise, any Credit Fee or other amount owed by it, or (ii) the occurrence of any other event or circumstance in relation to PEPL.

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

      IN WITNESS WHEREOF, each of the Special Guarantors has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.


                                      TE PRODUCTS PIPELINE COMPANY,
                                           LIMITED PARTNERSHIP

                                      By:   TEPPCO GP, Inc.,
                                            its sole general partner

                                            By: /s/ CHARLES H. LEONARD
                                               ---------------------------------
                                            Name:  Charles H. Leonard
                                            Title: Senior Vice President & Chief
                                                     Financial Officer


                                      MARATHON ASHLAND PETROLEUM LLC

                                      By: /s/ G. L. PEIFFER
                                          -----------------------------------
                                      Name:  G. L. Peiffer
                                      Title: Senior Vice President,
                                             Finance & Information Technology

AGREED TO AND ACKNOWLEDGED
(FOR PURPOSES OF SECTIONS 2 AND 26 HEREOF):

THE PRUDENTIAL INSURANCE COMPANY
  OF AMERICA

By:  /s/  BRIAN N. THOMAS
   -----------------------------
          Brian N. Thomas
          Vice President


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